SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2003


CPI CORP.
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(exact name of registrant as specified in its charter)


      Delaware                    0-11227            43-1256674
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(State or other jurisdiction  (Commission file   (IRS Employer
 of incorporation)               Number)       Identification No.)




1706 Washington Avenue, St. Louis, Missouri         63103-1790
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(Address of principal executive offices)            (Zip code)



Registrants' telephone number, including area code (314) 231-1575
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(Former name or former address, if changes since last report.)














ITEM 5.   OTHER EVENTS

A. On May 16, 2003 CPI Corp. issued the following press release announcing that it had filed amendments on prior year filings and that it had filed form 10-K for 2002.

     CPI CORP.
     NEWS FOR IMMEDIATE RELEASE   FOR  RELEASE MAY 16, 2003

     FOR FURTHER INFORMATION CONTACT:

      NAME: Jane Nelson                FROM: CPI Corp.
      ADDRESS: 1706 Washington Avenue  CITY: St. Louis
      STATE, ZIP: Missouri  63103      TELEPHONE: (314)231-1575

     ----------------------------------------------------------

     FOR FURTHER INFORMATION AT FRB/WEBERSHANDWICK
      Mark Muehlfelt, Chicago 312/640-6767


CPI CORP. AMENDS PRIOR FILINGS AND FILES 2002 FORM 10-K
      -------------------------------------------------------


ST. LOUIS, MO, MAY 16, 2003 - CPI CORP. (NYSE-CPY) announced today that it had filed with the Securities and Exchange Commission ("SEC") amendments to its 2001 Annual Report on Form 10-K and its Quarterly Reports on Forms 10-Q for each of the first three quarters of fiscal 2002. The amendments include revised financial statements for the Company's 2001 and 2000 fiscal years and for each of the first three quarters in fiscal 2002 to reflect changes in the Company's method of recognizing revenues relating to its portrait sales and fees received in conjunction with its customer loyalty program, Smile Savers, to be consistent with the provisions of the SEC's Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements." The effects of the revisions on net sales, net earnings and earnings per share are reflected in the accompanying attachment. For a more comprehensive presentation of the effects of the revisions on each affected financial statement line item, refer to the actual amended filings.

On an annual basis, the revisions had minimal impacts on net sales and, other than for the cumulative effect adjustment recorded in 2000 to reflect the impact of the change in accounting principle on years prior to fiscal 2000, also had minimal impacts on net earnings and earnings per share. On a quarterly basis, the principal impact of the revisions was to shift revenue recognition from the third quarter to the fourth quarter, further accentuating the historical seasonality that exists in the portrait studio usiness. In addition, in fiscal 2000 the shift of revenues from the first to the second quarter was the result of a late Easter in that year. The revisions had no net impact on the Company's cash flows from operations for annual or quarterly periods.

As is more fully described in the Company's amended filings on Form 10-K/A and Forms 10-Q/A, the Company now recognizes revenues related to portrait sales upon delivery of the portraits to the customer, where previously such revenues were recognized at the time the customer approved photographic proofs and made a firm commitment for a portrait order. With respect to Smile Savers fees, the Company now recognizes these fees as revenues on a straight-line basis over the twenty-four month period covered by the plan. Previously, a portion of the fee received was recognized as revenue at the initial sitting with the remainder being amortized over the twenty-four month period covered by the plan.

In addition, the Company announced that it had also filed its 2002 Annual Report on Form 10-K today which had previously been delayed pending resolution of the matters discussed above related to its prior filings.

CPI Corp. is a consumer services company offering photography services through Sears Portrait Studios in the United States,
Puerto Rico and Canada.

The statements contained in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Act of 1995 and involve risks and uncertainties. Management wishes to caution the reader that these forward-looking statements, which are identified by such words as "intends", "expects", "anticipates" or words of similar import, are only predictions or expectations; actual events or results may differ materially as a result of risks facing the Company. Such risks include, but are not limited to: customer demand for the Company's products and services, the overall level of economic activity in the Company's major markets, competitors' actions, manufacturing interruptions, dependence on certain suppliers, changes in the Company's relationship with Sears, Roebuck and Company ("Sears") and the condition and strategic planning of Sears, fluctuations in operating results, the condition of Prints Plus, the attraction and retention of qualified personnel and other risks as may be described in the Company's filings with the Securities and Exchange Commission.











CPI CORP
SELECTED QUATERLY STATEMENTS OF OPERATIONS DATA
(in thousands , except per share data)

                                                 Fiscal Year 2002
            	   -------------------------------------------------------------------------
                        1st Quarter         2nd Quarter       3rd Quarter          4th Quarter
                   ----------------- ------------------ ------------------ ------------------
                            Orig              Orig               Orig                Orig (1)
                   Restated Reported Restated Reported  Restated Reported  Restated  Reported
                   -------- -------- -------- --------  -------- --------  --------- --------
Net sales          $60,003  $61,896  $57,688  $56,660   $81,111  $90,190   $110,394  $99,161

Net earnings (loss)
 from continuing
 operations           (713)      71       (8)    (538)   (7,500)  (4,352)    15,701   11,892

Net earnings (loss)   (713)      71       (8)    (538)   (7,500)  (4,352)    14,761   10,951

Per share data-
 diluted:

  Net earnings
   (loss) from
   continuing
   operations        (0.09)    0.01        -    (0.07)    (0.93)   (0.54)     1.94     1.47

  Net earnings
   (loss)            (0.09)    0.01        -    (0.07)    (0.93)   (0.54)     1.82     1.35

(1) As originally reported in the Company's fiscal 2002 fourth quarter and year-end earnings release dated April 3, 2003.

CPI CORP
SELECTED QUATERLY STATEMENTS OF OPERATIONS DATA
(in thousands , except per share data) (continued)

                                                 Fiscal Year 2001
            	   -----------------------------------------------------------------------
                       1st Quarter        2nd Quarter        3rd Quarter        4th Quarter
                   ----------------- ----------------- ----------------- -----------------
                            Orig              Orig              Orig              Orig
                   Restated Reported Restated Reported Restated Reported Restated Reported
                   -------- -------- -------- -------- -------- -------- -------- --------
Net sales          $62,176  $65,026  $60,291  $59,071  $86,357  $96,872  $110,446 $97,915

Net earnings (loss)
 from continuing
 operations         (1,015)      41     (204)  (1,120)  (3,593)     153    11,353   7,078

Net earnings (loss) (1,015)      41     (204)  (1,120)  (3,593)     153    11,353   7,078

Per share data-
 diluted:

  Net earnings
   (loss) from
   continuing
   operations        (0.13)    0.01    (0.03)   (0.14)   (0.45)    0.02      1.42    0.88

  Net earnings
   (loss)            (0.13)    0.01    (0.03)   (0.14)   (0.45)    0.02      1.42    0.88







CPI CORP
SELECTED QUATERLY STATEMENTS OF OPERATIONS DATA
(in thousands,except per share data) (continued)

                                                    Fiscal Year 2000
            	      -----------------------------------------------------------------------
                           1st Quarter       2nd Quarter        3rd Quarter        4th Quarter
                      ----------------- ----------------- ----------------- -----------------
                               Orig              Orig              Orig              Orig
                      Restated Reported Restated Reported Restated Reported Restated Reported
                      -------- -------- -------- -------- -------- -------- -------- --------
Net sales             $59,092  $66,901  $64,264  $60,845  $87,307  $96,453  $109,310 $96,181
Net earnings(loss)
 from continuing
 operations before
 cumulative effect
 of change in
 accounting
 principle              (994)    2,180    3,374    2,011     (497)   2,955    12,976   7,918
Cumulative effect of
 change in accounting
 principle           (10,219)       -        -        -        -        -          -       -
Net earnings
 (loss)              (11,213)   2,180    2,791    1,428   (3,794)    (342)    12,746   7,688
Per share data-
 diluted:
Net earnings (loss)
 from continuing
 operations before
 cumulative effect of
 change in accounting
 principle             (0.12)    0.26     0.41     0.25    (0.07)    0.37       1.67    1.02
Cumulative effect of
 change in accounting
 principle             (1.20)       -        -        -        -       -           -       -
Net earnings (loss)    (1.32)    0.26     0.34      0.18   (0.48)  (0.04)       1.64    0.99

CPI CORP.
SELECTED ANNUAL STATEMENTS OF OPERATIONS DATA
(in thousands, except per share data)

                               Fiscal Year Ended
                         -------------------------------------
                                2001                2000
                         -------------------------------------
                                   Orig               Orig
                         Restated  Reported  Restated Reported
                         --------  --------  -------- --------
Net sales                $319,270  $318,884  $319,973 $320,380

Net earnings from
 continuing operations
 before cumulative effect
 of change in accounting
 principle                  6,541     6,152    14,859   15,064

Cumulative effect of
 change in accounting
 principle                      -         -   (10,219)       -

Net earnigs                 6,541     6,152       530   10,954

Per share - diluted:
 Net earnings from
 continuing operations
 before cumulative effect
 of change in accounting
 principle                   0.82      0.77      1.84     1.87

Cumulative effect of
 change in accounting
 principle                      -         -     (1.27)       -

Net earnings                 0.82      0.77      0.06     1.36




















SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                  CPI CORP.
                                  ---------------------------
                                  (Registrant)




                              By: /s/ Gary W. Douglass
                                  ---------------------------
                                  Gary W. Douglass
                                  Authorized Officer and
                                  Principal Financial Officer



Dated: May 19, 2003